UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 22, 2025

BALLY’S CORPORATION

(Exact name of Registrant as Specified in its Charter)

Delaware	001-38850	20-0904604
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Westminster Street Providence, RI	02903
(Address of Principal Executive Offices)	(Zip Code)

(401) 475-8474

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a.12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	BALY	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Information.

As previously disclosed in the Current Report on Form 8-K filed with the Securities and Exchange Commission on July 21, 2025 (the “July 21 Current Report”), Bally’s Corporation, a Delaware corporation (the “Company”) entered into a transaction agreement (the “Transaction Agreement”) with Intralot S.A., a Greek publicly listed company (“Intralot”), pursuant to which, at the closing (the “Closing”) of the transactions contemplated therein (the “Transactions”), which is expected to occur in the fourth quarter of 2025, Intralot will directly and/or indirectly acquire all of the issued and outstanding capital stock of Bally’s Holdings Limited, a Jersey limited company and subsidiary of the Company holding the “Bally’s International Interactive” business. As a result of the Transactions, the Company is expected to become the majority shareholder of Intralot.

As further disclosed in the July 21 Current Report, under the terms of the Transaction Agreement, the Closing is subject to the satisfaction or waiver of certain mutual closing conditions, including certain gaming regulatory specific conditions.

On August 14, 2025, the Company received notifications from the Gambling Commission of Great Britain (the “Commission”) that, subject to certain customary provisos (including the absence of material changes to the information provided to the Commission in support of, or in connection with, the applications submitted to it), the licenses held by the Company’s three UK licensees relating to their respective operations in Great Britain, Gamesys Limited, Bally’s (Newcastle) Limited and Gamesys Operations Limited, shall continue to have effect following the Closing.  As a result, an important gaming regulatory specific condition to Closing has now been satisfied.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BALLY’S CORPORATION

Date: August 22, 2025	By:	/s/ Kim M. Barker
Kim M. Barker
Chief Legal Officer

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